Exhibit 99.4

Our loan origination and acquisition volume and ability to sell loans are highly dependent on macroeconomic and U.S. residential real estate market conditions which are outside of our control and which may impact our ability to originate or acquire quality and profitable loans at an appropriate and consistent cost.

As a result of the HomeXpress Acquisition, we originate and sell consumer-purpose and business-purpose mortgage loans secured by residential real estate properties with up to four units, which are substantially all non-QM loans sourced primarily on a wholesale basis through independent mortgage brokers. We also have a non-delegated correspondent channel in which we acquire and sell the same type of non-QM loans which are originated by correspondent lenders, with whom we partner. We refer to our network of independent mortgage brokers and correspondent lenders collectively as our “HomeXpress clients.” The HomeXpress business has been, and may continue to be, affected by a number of factors that are beyond our control, including the health of the U.S. residential real estate industry, changes in general economic conditions, including increases and decreases in interest rates, inflation, credit spreads, competition, and the ability of borrowers to buy homes and make mortgage payments. As the majority of the properties securing HomeXpress loans held for sale are located in California, Florida, and Texas, conditions in these regions’ real estate markets could have an outsized negative impact on the HomeXpress business.

A disruption in the secondary home loan market, our ability to sell the loans that we originate or acquire, or loan compliance issues could have a negative effect on our business.

Our subsidiary, HomeXpress, is a consistent seller of mortgage loans to a variety of aggregators, insurance companies, banks, and other institutional investors who either hold such loans for investment or securitize such loans, which we sell on a servicing released basis in which we do not retain the related mortgage servicing rights. Demand in the secondary market for the purchase of such loans and our ability to sell the mortgage loans that we originate or acquire depend on many factors that are beyond our control, including general economic conditions, the willingness of investors to provide funding for and to purchase mortgage loans, and changes in regulatory requirements. The gain recognized from sales represents a significant portion of HomeXpress’s revenues and net earnings. If it is not possible or economical for us to continue selling mortgages to such investors or other loan purchasers, our business could be materially and adversely affected.

Furthermore, non-GSE sales typically take longer to execute which can increase the amount of time that a mortgage loan is held by us, which exposes us to additional market risk, including prepayment risk where a mortgage loan has no prepayment penalty or such penalty is waived, and increased liquidity requirements.

Additionally, if a mortgage loan does not comply with the representations and warranties that we made with respect to it at the time of our sale, we may be required to either repurchase the loan with the identified defects or indemnify the investor or insurer for any loss. In addition, we may be required to repay all, or a portion of, the premium initially paid by an investor in the case of an early loan payoff or early default on certain loans. We may also be required to repurchase loans as a result of borrower fraud or if a payment default occurs on a loan shortly after its sale. Actual repurchase, premium recapture and indemnification obligations could materially exceed the reserves recorded in our consolidated financial statements. Any significant repurchases, premium recapture, or indemnifications could be detrimental to our business.

Our subsidiary, HomeXpress, relies on warehouse facilities, structured as repurchase agreements, to finance loan originations and acquisitions. These facilities are short-term and subject us to various risks different from other types of credit facilities.

We fund substantially all of the mortgage loans we originate or acquire from our HomeXpress clients under HomeXpress’s short-term warehouse facilities and funds generated by HomeXpress’s operations. These borrowings are in turn generally repaid with the proceeds we receive from mortgage loan sales. We depend upon several financial institutions to provide warehouse lines of credit for these loans. Our ability to fund loan originations may be impacted by the ability of HomeXpress to secure further such borrowings on acceptable terms and the ability of our counterparties to continue to provide financing. HomeXpress’s warehouse facilities are uncommitted and can be terminated by the applicable lender at any time. In addition, these warehouse facilities contain restrictions, covenants and conditions that require HomeXpress to satisfy, among other things, specified financial and loan eligibility tests. The failure to satisfy such conditions could result in such warehouse facility being made unavailable to us, an event of default or other negative consequences. In the event that a significant number of these loan funding facilities become unavailable or are, terminated or are not renewed, or if the aggregate principal amount that may be drawn under our funding agreements were to decrease significantly, we may be unable to find replacement financing on commercially favorable terms, or at all. Our liquidity with respect to the HomeXpress entity may be further constrained as there may be less demand from investors to acquire our mortgage loans in the secondary market. Further, if we are unable to refinance or obtain additional liquidity for borrowing, our ability to maintain or grow our loan origination business could be limited.

If the refinancing or borrowing guidelines become more stringent and those changes result in increased costs to comply or decreased origination volume, those changes could be detrimental to our business.

We operate in a heavily regulated industry, and our mortgage loan origination activities as a result of our acquisition of HomeXpress expose us to risks of noncompliance with an increasing and inconsistent body of complex laws and regulations, including federal and state consumer lending regulations.

Due to the heavily regulated nature of the mortgage industry, we and our HomeXpress clients are required to comply with a wide array of laws, rules and regulations, including federal and state consumer lending regulations, that concern, among other things, the manner in which we conduct our loan origination and acquisition business and the fees that we may charge, and the collection, use, retention, protection, disclosure, transfer and processing of personal information by us and our clients. Governmental authorities and various U.S. federal and state agencies, including the Consumer Financial Protection Bureau (“CFPB”), have broad oversight and supervisory authority over our HomeXpress business.

Because we originate and acquire mortgage loans in 46 states and the District of Columbia, we must be licensed in all relevant jurisdictions that require licensure, and we are required to comply with each such jurisdiction’s respective laws and regulations, as well as with judicial and administrative decisions applicable to us. Such licensing requirements also generally require the submission of information regarding any person who has 10% or more of the combined voting power of our outstanding equity interests. In addition, we and our clients are currently subject to a variety of, and may in the future become subject to additional, U.S. federal, state and local laws that are continuously evolving and developing.

We expect more states to enact legislation similar to the California Consumer Privacy Act (“CCPA”) and California Privacy Rights Act (“CPRA”), which increase the privacy and security obligations of entities handling certain personal information of such consumers and could require us to provide consumers with privacy rights such as the right to request deletion of their data, the right to receive data on record for them and the right to know what categories of data (generally) are maintained about them. These regulations directly impact our business and require ongoing compliance, monitoring and internal and external compliance audits as they continue to evolve, and may result in ever-increasing public scrutiny and escalating levels of enforcement and sanctions. Subsequent changes to data protection and privacy laws could also impact how we process personal information, and therefore limit the effectiveness of our products or services or our ability to operate or expand our business, including limiting strategic partnerships that may involve the sharing of personal information. Additionally, the interpretation of such data protection and privacy laws is rapidly evolving, making implementation and enforcement, and thus compliance requirements, ambiguous, uncertain, and potentially inconsistent. Although we make reasonable efforts to comply with all applicable data protection laws and regulations, our interpretations and such measures may have been or may prove to be insufficient or incorrect.

We and our HomeXpress clients must also comply with a number of federal, state and local consumer financial services, laws and regulations including, among others, the Truth in Lending Act (“TILA”), the Real Estate Settlement Procedures Act (“RESPA”), the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Housing Act, the Telephone Consumer Protection Act (“TCPA”), the Gramm-Leach-Bliley Act (“GLBA”), the Servicemembers Civil Relief Act, the Homeowners Protection Act, the Home Mortgage Disclosure Act, the SAFE Act, the Federal Trade Commission Act, the TILA-RESPA Integrated Disclosure rule (“TRID”) rules, the Dodd-Frank Act, the Appraisal Independence Rule, the Bank Secrecy Act, U.S. federal and state laws prohibiting unfair, deceptive, or abusive acts or practices, and state foreclosure laws. These laws and regulations mandate certain disclosures and notices to borrowers and apply to loan origination, home appraisal, marketing, use of credit reports, safeguarding of non-public, personally identifiable information about borrowers, foreclosure and claims handling, investment of and interest payments on escrow balances and escrow payment features. The Appraisal Independence Rule requires that there be a separation of duties to ensure no conflicts of interest. While we believe that our programs meet all of the regulatory and legal requirements, there is a risk that a regulatory agency could decide that our programs do not meet all of the regulatory and legal requirements, or that our programs will not be accepted by other market participants, which could expose us to additional liability, or subject us to repurchase obligations.

Non-QM loans have more flexibility in underwriting guidelines than the QM guidelines set out by the CFPB and are subject to increased credit risk compared to QM loans. Non-QM loans are also subject to relatively more litigation risk due to the subjectivity of the regulations and because they do not benefit from compliance with safe harbors. The underwriting guidelines for non-QM loans may be more permissive as to the borrower’s debt to income ratio, credit history, and/or income documentation. Loans that are underwritten pursuant to less stringent underwriting guidelines could experience substantially higher rates of delinquencies, defaults and foreclosures than those experienced by loans underwritten to more stringent underwriting guidelines. If our non-QM loans are underwritten to more flexible guidelines which have increased risk and may cause higher delinquency, default, or foreclosure rates given economic stress, the performance of the non-QM loans we originate or acquire for resale could be correspondingly adversely affected, which could materially and adversely affect us.

Various federal, state and local laws have been enacted that are designed to discourage predatory lending practices. The Home Ownership and Equity Protection Act of 1994 (“HOEPA”) prohibits inclusion of certain provisions in consumer-purpose residential loans that have mortgage rates or origination costs in excess of prescribed levels and requires that borrowers be given certain disclosures prior to origination. Some states have enacted, or may enact, similar laws or regulations, which in some cases impose restrictions and requirements greater than those in HOEPA. In addition, under the anti-predatory lending laws of some states, the origination of certain residential loans, including loans that are not classified as “high cost” loans under applicable law, must satisfy a net tangible benefits test with respect to the related borrower. This test may be highly subjective and open to interpretation. As a result, a court may determine that a residential loan, for example, does not meet the test even if the related originator reasonably believed that the test was satisfied. Our failure to comply with these laws, or the failure of residential loan originators to comply with these laws, to the extent any of their residential loans are or become part of our mortgage-related assets, could subject us, as an originator, or, in the case of acquired loans, as an assignee or purchaser, to monetary penalties and could result in the borrowers rescinding the affected loans. Lawsuits have been brought in various states making claims against originators, assignees and purchasers of high cost loans for violations of state law. Named defendants in these cases have included numerous participants within the secondary mortgage market. If our loans are found to have been originated in violation of predatory or abusive lending laws, we could be subject to lawsuits or governmental actions, or could be fined or incur losses.

Both the scope of the laws, rules and regulations and the intensity of the regulatory oversight to which our business is subject has increased over time. In the past years, regulatory enforcement and fines have become more significant across the financial services sector. For example, various federal regulatory agencies and departments, including the DOJ and CFPB, have historically taken the position that antidiscrimination statutes, such as the FHA and the ECOA, that prohibit creditors from discriminating against loan applicants and borrowers based on certain characteristics, such as race, ethnicity, sex, religion and national origin apply not only to intentional discrimination, but also to neutral practices that have a disparate impact on a group that shares a characteristic that a creditor may not consider in making credit decisions (i.e., creditor practices that have a disproportionate negative effect on a protected class of individuals). While there is a perception that the enforcement agenda of the federal regulatory agencies may be curtailed under the new presidential administration, state regulators may fill the gap and it is not clear the scope of such future limitations or the timing for implementation. Furthermore, it is not clear what effect those changes will have, or whether as a result of lesser oversight by the federal authorities, states will increase their regulatory oversight. Moreover, subsequent changes in administrations may result in yet other changes in regulatory oversight and enforcement. As these U.S. federal, state and local laws evolve, it may be more difficult for us to identify these developments comprehensively, to interpret changes accurately and to train our team members effectively with respect to these laws and regulations. These difficulties potentially increase our exposure to the risks of noncompliance with these laws and regulations, including loss of our licenses and approvals to engage in our lending businesses, costs associated with defending ourselves from investigations and enforcement actions or resulting administrative fines and penalties and civil and criminal liability, including class action lawsuits, which could be detrimental to our business.

The laws and regulations applicable to us are subject to administrative or judicial interpretation. Furthermore, state and federal agencies may differ in their interpretations as may private plaintiffs. Litigation amongst these various agencies and between private plaintiffs, including participants in the mortgage industry, and these agencies have added complexity and ambiguity in interpreting these regulations. Ambiguities in applicable laws and regulations may leave uncertainty with respect to permitted or restricted conduct and may make compliance with laws, and risk assessment decisions with respect to compliance with laws difficult, uncertain and costly. The adoption by industry participants of different interpretations of these statutes and regulations has added uncertainty and complexity to compliance and may result in them having a short or long term competitive advantage. If we are deemed to have violated applicable statutes or regulations, it could result in regulatory investigations, state or federal governmental actions or private civil claims, including class actions, being brought against us. Such litigation would cause us to incur costs, fines and legal expenses in connection with these matters, regardless of any eventual ruling in our favor, and could also harm the reputation of our brand, any of which could have a material adverse effect on our business, financial condition or results of operations.

To resolve issues raised in examinations or other governmental actions, we may be required to take various corrective actions, including changing certain business practices, making refunds and/or taking other actions that could be financially or competitively detrimental to us. We expect to continue to incur costs to comply with governmental regulations. In addition, certain legislative actions and judicial decisions can give rise to the initiation of lawsuits against us for activities we conducted in the past. Furthermore, provisions in our mortgage loan documentation, including but not limited to the mortgage and promissory notes we use in loan originations, could be construed as unenforceable by a court.

Although we have compliance management systems and procedures to comply with these legal and regulatory requirements, we cannot assure you that more restrictive laws and regulations will not be adopted in the future, or that governmental bodies or courts will not interpret existing laws or regulations in a more restrictive manner, which could render our current business practices non-compliant or which could make compliance more difficult or expensive. Any of these, or other, changes in laws or regulations could have a detrimental effect on our business.